EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Jul. 31, 2022
EVENTS AFTER THE REPORTING PERIOD
EVENTS AFTER THE REPORTING PERIOD
14.	EVENTS AFTER THE REPORTING PERIOD

(a)

On October 26, 2022, the Company completed a private placement and issued 2,750,000 units at a price of $0.20 per unit for gross proceeds of $550,000. Each unit consists of one common share and one transferable flow-through common share purchase warrant (a ‘Warrant’). Each Warrant entitles the holder to purchase one additional flow-through common share at a price of $0.20 for a period of five years from the closing of the private placement.

(b)

On October 31, 2022, the Company granted an aggregate of 3,204,300 stock options to certain directors at an exercise price of $0.20 per option for a period of five years. The stock options fully vested on the date of grant.